                                                                        Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

This certification is provided pursuant to § 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the Annual Report on Form 10-K for the period ended December 31, 2006 of Halliburton Company (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”).

I, David J. Lesar, Chief Executive Officer of the Company, certify that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ David J. Lesar
David J. Lesar
Chief Executive Officer

Date:    February 27, 2007